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                                                                EXHIBIT 24


                             CALIBER SYSTEM, INC.

                     REGISTRATION STATEMENTS ON FORM S-3


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Caliber System, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Daniel J. Sullivan, Douglas A. Wilson and John
P. Chandler, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED this 2nd day of July, 1996.



/s/ George B. Beitzel                   /s/ Charles R. Longsworth
- -------------------------------------   --------------------------------------
George B. Beitzel                       Charles R. Longsworth


/s/ Richard A. Chenoweth
- -------------------------------------   --------------------------------------
Richard A. Chenoweth                    G. James Roush


/s/ Kathryn W. Dindo                    /s/ Daniel J. Sullivan
- -------------------------------------   --------------------------------------
Kathryn W. Dindo                        Daniel J. Sullivan


/s/ Norman C. Harbert                   /s/ H. Mitchell Watson Jr.
- -------------------------------------   --------------------------------------
Norman C. Harbert                       H. Mitchell Watson Jr.


/s/ Harry L. Kavetas                    /s/ Douglas A. Wilson
- -------------------------------------   --------------------------------------
Harry L. Kavetas                        Douglas A. Wilson